Exhibit 10.7

Oaktree Acquisition Corp. III Life Sciences

c/o Oaktree Capital Management, L.P.

333 South Grand Avenue, 28th Floor

Los Angeles, California 90071

September 9, 2024

Oaktree Acquisition Holdings III LS, L.P.

c/o Oaktree Capital Management, L.P.

333 South Grand Avenue, 28th Floor

Los Angeles, California 90071

Oaktree Acquisition Holdings III LS, LLC

c/o Oaktree Capital Management, L.P.

333 South Grand Avenue, 28th Floor

Los Angeles, California 90071

RE: Assignment of Promissory Note

Pursuant to this assignment agreement (this “Assignment Agreement”) and Section 14 of the promissory note dated July 15, 2024, by and between Oaktree Acquisition Holdings III LS, L.P. (the “Assignor”) and Oaktree Acquisition Corp. III Life Sciences (the “Company”) (the “Promissory Note”), Assignor, the Company and Oaktree Acquisition Holdings III LS, LLC (the “Assignee”) hereby agree to assign to the Assignee the rights and obligations of the Assignor under the Promissory Note.

Except for the substitution of the Assignor by the Assignee as the counterparty to the Promissory Note pursuant to this Assignment Agreement, the terms of the Promissory Note remain unchanged and all terms shall henceforth apply to the Assignee as if it were a party to the Promissory Note.

It is intended that, to the extent that the Assignor is treated as a partnership for U.S. federal income tax purposes, the Assignee shall be treated as a continuation of the Assignor under Section 708 of the Internal Revenue Code of 1986, as amended, and accordingly the transactions contemplated herein shall be disregarded for U.S. federal income tax purposes.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby and the Promissory Note, have caused this Assignment Agreement to be duly executed as of the day and year first above written.

THE COMPANY:

OAKTREE ACQUISITION CORP. III LIFE SCIENCES
a Cayman Islands exempted company

By:	/s/ Zaid Pardesi
Name: Zaid Pardesi
Title: Chief Executive Officer

THE ASSIGNEE:

OAKTREE ACQUISITION HOLDINGS III LS, LLC a Cayman Islands limited liability company

By: Oaktree Acquisition Holdings III LS GP, Ltd., its Managing Member

By: Oaktree Capital Management, L.P., its Sole Director

By:	/s/ Peter Boos
Name: Peter Boos
Title: Vice President

By:	/s/ Brian Price
Name: Brian Price
Title: Managing Director

Agreed and Acknowledged:

THE ASSIGNOR:

OAKTREE ACQUISITION HOLDINGS III LS, L.P. a Cayman Islands exempted limited partnership

By: Oaktree Acquisition Holdings III LS GP, Ltd., its General Partner

By: Oaktree Capital Management, L.P., its Sole Director

By:	/s/ Peter Boos
Name: Peter Boos
Title: Vice President

By:	/s/ Brian Price
Name: Brian Price
Title: Managing Director

2